UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

000-52471 (Commission File Number)	84-1496755 (IRS Employer Identification No.)

290 Harbor Drive, Stamford, Connecticut 06902-7441

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 328-0600
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Adoption of Cash Bonus Plan
     On February 14, 2007, Time Warner Cable Inc. (the “Company”) adopted the Time Warner Cable Inc. 2007 Annual Bonus Plan (the “Plan”). Each of the Company’s named executive officers, as that term is defined in Item 402(a)(3) of Regulation S-K, is eligible to participate in the Plan. The Plan is administered by the Compensation Committee of the Board of Directors or a committee selected by the Board to administer the Plan and composed of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) (as applicable, the “committee”). The Plan generally provides for the grants of awards, as determined by the committee, to a participant based on that participant’s level of attainment of certain specified performance goals during a specified performance period (which under the Plan is the Company’s fiscal year).
     With respect to awards intended to qualify as performance-based compensation for purposes of Section 162(m), the applicable performance goals will be based on objective performance criteria established in advance by the committee that are measured in terms of one or more of the following objectives: earnings before or after taxes, interest, depreciation and/or amortization; net earnings (before or after taxes); net income (before or after taxes); operating income before or after depreciation and amortization (and including or excluding capital expenditures); operating income (before or after taxes); operating profit (before or after taxes); book value; earnings per share (before or after taxes); market share; return measures (including, but not limited to, return on capital, invested capital, assets, equity); margins; share price (including, but not limited to, growth measures and total shareholder return); sales or product volume growth; productivity improvement or operating efficiency; costs or expenses; shareholders’ equity; revenues or sales; cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital); revenue-generating unit-based metrics; expense targets; objective measures of customer satisfaction; working capital targets; measures of economic value added; inventory control; or enterprise value. The foregoing performance criteria may relate to the Company, one or more of its affiliates or one or more of its or their divisions or units, or departments or functions, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the committee shall determine.
     The committee will establish for each performance period a maximum award (and, if the committee deems appropriate, a threshold and target award) and goals relating to Company, subsidiary, divisional, departmental and/or functional performance for each participant. Awards will be earned by each participant based upon the level of attainment of his or her goals during the applicable performance period; provided that the committee may reduce the amount of any award in its sole and absolute discretion. As soon as practicable after the end of the applicable performance period, the committee will determine the level of attainment of the goals for each participant and the award to be made to each participant. Awards earned during any performance period will be paid as soon as practicable following the end of such performance period and the determination of the amount thereof will be made by the committee. Payment of bonus awards will be made in the form of cash. Except as otherwise provided pursuant to an employment agreement between a participant and the Company, a participant will be eligible to receive payment of his or her award earned during a performance period, so long as the participant is employed on the last day of such performance period, notwithstanding any subsequent termination of employment prior to the actual payment of the award. In the event of a participant’s death prior to the payment of an award which has been earned, such payment will be made to the participant’s designated beneficiary or, if there is none living, to the participant’s estate.
     No award intended to qualify as performance-based compensation for purposes of Section 162(m) may be paid for years after 2007 unless and until the shareholders of the Company have approved the Plan in a manner which complies with the shareholder approval requirements of Section 162(m); and no such award will be paid until the committee has certified the level of attainment of the applicable performance criteria. The maximum amount of an award that is intended to qualify as performance-based compensation for purposes of Section 162(m) to a single participant shall not exceed $10,000,000.
(f) Executive Officer Compensation
     On February 13, 2007, the Compensation Committee of the Board of Directors of the Company approved 2006 annual cash bonuses for the Company’s named executive officers. The Summary Compensation Table included in the Company’s Distribution Form 8-K (as defined below) is hereby updated to reflect the payment of the 2006 annual cash bonuses as follows:

	2006 Non-Equity
	Incentive Plan	2006 Total
Name	Compensation	Compensation
Glenn A. Britt President and Chief Executive Officer	$5,587,500	$9,475,890

John K. Martin Executive Vice President and Chief Financial Officer	$1,218,750	$2,281,725

Landel C. Hobbs Chief Operating Officer	$2,134,376	$3,660,498

Robert D. Marcus Senior Executive Vice President	$1,218,750	$2,307,151

Michael LaJoie Executive Vice President and Chief Technology Officer	$646,620	$1,446,157

On February 13, 2007, the Company filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K dated February 13, 2007 (the “Distribution Form 8-K”) to provide business, financial and other information about the Company in connection with the distribution by Adelphia Communications Corporation (“Adelphia”) of shares of the Company’s Class A common stock, par value $ .01 per share, pursuant to Adelphia’s plan of reorganization under the bankruptcy laws. The Distribution Form 8-K contained certain information required by Item 402 of Regulation S-K. Because the Distribution Form 8-K was required to be filed with the SEC prior to the determination of cash bonuses to be paid to the Company’s executive officers with respect to 2006, the Summary Compensation Table included in the Distribution Form 8-K did not include such amounts.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ John K. Martin

Name:	John K. Martin
Title:	Executive Vice President and
Chief Financial Officer
Date: February 20, 2007